UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: October 2, 2009

(Date of earliest event reported)

QUEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33787 (Commission File Number)	26-0518546 (I.R.S. Employer Identification Number)

210 Park Avenue, Suite 2750

Oklahoma City, Oklahoma 73102

(Address of principal executive offices, including zip code)

(405) 600-7704

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

For additional information about the transactions and agreements described below, please see the Registration Statement of PostRock Energy Corporation on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on October 6, 2009 (Registration No. 333-162366).

Amendment to Agreement and Plan of Merger

On July 2, 2009, Quest Resource Corporation, a Nevada corporation (“QRCP”), New Quest Holdings Corp., a Delaware corporation (n/k/a PostRock Energy Corporation) (“PostRock”), Quest Midstream Partners, L.P., a Delaware limited partnership (“QMLP”), Quest Energy Partners, L.P., a Delaware limited partnership (“QELP”), Quest Midstream GP, LLC, a Delaware limited liability company (“QMGP”), Quest Energy GP, LLC, a Delaware limited liability company (“QEGP”), Quest Resource Acquisition Corp., a Delaware corporation that is a wholly-owned direct subsidiary of PostRock (“QRAC”), Quest Energy Acquisition, LLC, a Delaware limited liability company that is a wholly-owned direct subsidiary of QRCP (“QEAC”), Quest Midstream Holdings Corp., a Delaware corporation that is a wholly-owned direct subsidiary of PostRock (“QMHC”), and Quest Midstream Acquisition, LLC, a Delaware limited liability company that is a wholly-owned direct subsidiary of QRCP (“QMAC”), entered into an Agreement and Plan of Merger (the “Original Agreement”), pursuant to which, after the completion of the transactions described below, QRCP, QELP and the successor to QMLP will become wholly-owned subsidiaries of PostRock, a new, publicly-traded corporation (the “Recombination”). For additional information regarding the Original Agreement, please read QRCP's Form 8-K filed on July 7, 2009.

Pursuant to the Original Agreement, the following were to occur:

1.

QRAC will merge with and into QRCP (the “QRCP Merger”), with QRCP surviving the QRCP Merger as a wholly-owned direct subsidiary of PostRock and each outstanding share of common stock of QRCP will entitle the holder thereof to the right to receive 0.0575 shares of PostRock common stock;

2.

QEAC will merge with and into QELP (the “QELP Merger”), with QELP surviving the QELP Merger and (i) each outstanding common unit of QELP (other than any common units owned by QRCP) will entitle the holder thereof to the right to receive 0.2859 shares of PostRock common stock, (ii) all of the outstanding general partner units of QELP held by QEGP will be converted into one general partner unit and (iii) all of the outstanding incentive distribution rights and subordinated units of QELP will be cancelled for no consideration;

3.

QMAC will merge with and into QMLP (the “QMLP Merger”), with QMLP surviving the QMLP Merger and (i) each outstanding common unit of QMLP will entitle the holder thereof to the right to receive 0.4033 shares of PostRock common stock, (ii) all of the outstanding general partner units of QMLP will be converted into (x) one general partner unit of QMLP and (y) a number of shares of PostRock common stock equal to the product obtained by multiplying the aggregate number of shares of PostRock common stock issued to holders of QMLP common units in the QMLP Merger and 0.30612%, and (iii) all of the outstanding incentive distribution rights and subordinated units of QMLP will be cancelled for no consideration;

4.	Following the QELP Merger, PostRock and QEGP will convert QELP into a Delaware limited liability company (“OGLLC”), with OGLLC becoming a wholly-owned direct subsidiary of PostRock;

5.	Following the QMLP Merger, QMHC and QMGP will convert QMLP into a Delaware limited liability company (“PLLC”), with PLLC becoming a wholly-owned direct subsidiary of QMHC;
6.

Following the conversion of QMLP into PLLC, QMGP will merge with and into QRCP (the “QMLP GP Merger”), and each outstanding QMGP unit held by persons other than QRCP will entitle the holder thereof to the right to receive a number of shares of PostRock common stock equal to the quotient obtained by dividing the number of shares of PostRock common stock to be received by QMGP in the QMLP Merger by the total number of QMGP units outstanding and held by persons other than QRCP; and

7.	Following the QMLP GP Merger, QEGP will merge with and into QRCP (the “QELP GP Merger”), and each outstanding QEGP unit will be cancelled for no consideration.

On October 2, 2009, the parties entered into a First Amendment to the Agreement and Plan of Merger (the “Merger Agreement Amendment,” and together with the Original Agreement, the “Merger Agreement”). Under the terms of the Merger Agreement Amendment:

•

certain technical changes were made to the Original Agreement to reflect an internal restructuring that resulted in QELP Merger Sub being a wholly-owned direct subsidiary of QRCP (not PostRock) and QMLP Merger Sub being a wholly-owned direct subsidiary of QRCP (not QMHC);

•

rather than QMAC merging with and into QMLP as described in item 3 above, QMLP will merge with and into QMAC, with QMAC surviving the QMLP Merger; additionally, by virtue of the QMLP Merger, as revised, all of the outstanding general partner units of QMLP will be converted into a number of shares of PostRock common stock equal to the product obtained by multiplying the aggregate number of shares of PostRock common stock issued to holders of QMLP common units in the QMLP Merger, as revised, and 0.30612%;

•	the conversion of QMLP into PLLC as described in item 5 above was removed as a step of the Recombination;
•	rather than QMGP merging with and into QRCP as described in item 6 above, QMGP will merge with and into QMLP Merger Sub as the surviving entity of the QMLP Merger; and
•	rather than QEGP merging with and into QRCP as described in item 7 above, QEGP will merge with and into OGLLC.

Under the Original Agreement, the nine-member PostRock board of directors at the closing of the Recombination was expected to consist of William H. Damon III, Jon H. Rateau, Gary M. Pittman, Mark A. Stansberry, J. Philip McCormick, Daniel Spears, Duke R. Ligon, Edward Russell and David C. Lawler. The Merger Agreement Amendment substituted Gabriel Hammond for Edward Russell as one of the PostRock board members to be designated by the board of directors of QMGP.

The Merger Agreement Amendment added a new provision providing that each share of PostRock common stock held by QRCP will be cancelled for no consideration immediately following the closing of the Recombination and clarified the provisions relating to PostRock’s obligation to provide directors’ and officers’ liability insurance for the existing and certain former directors and officers of QRCP, QEGP and QMGP after the closing of the Recombination.

Shortly before the signing of the Original Agreement, one of the QMLP investors had abandoned its QMLP common units. These abandoned QMLP common units were inadvertently included in calculating the QMLP exchange ratio contained in the Original Agreement. The Merger Agreement Amendment therefore also permitted QMLP to make a distribution of additional common units to its common unitholders in order to increase the number of outstanding common units to match, as closely as practicable, the number set forth in the Original Agreement. The effect of the distribution was to preserve the relative ownership percentages of PostRock agreed to by the parties without the need to amend the QMLP exchange ratio.

The foregoing summary of the Merger Agreement Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Merger Agreement Amendment, a copy of which was filed as Exhibit 2.2 to PostRock’s Registration Statement on Form S-4 filed on October 6, 2009 and is incorporated herein by reference.

Amendment to Support Agreement

On October 2, 2009, the Support Agreement (the “Support Agreement”), dated as of July 2, 2009, among QRCP, QMLP, QELP and certain unitholders of QMLP was amended by the First Amendment to the Support Agreement (the “Support Agreement Amendment”) to add Alerian Opportunity Partners IX, LP and Alerian Opportunity Partners IV, LP (collectively, “Alerian”), who are QMLP common unitholders, as parties to the Support Agreement. Accordingly, including Alerian, the holders of approximately 73% of the outstanding QMLP common units have agreed, subject to the terms of the Support Agreement, to, among other things, vote in favor of the approval and adoption of the Merger Agreement and the QMLP Merger. With the addition of Alerian as a party to the Support Agreement, the requisite QMLP unitholder approval is assured unless the Support Agreement (as amended) is terminated prior to such approval in accordance with its terms.

The Support Agreement Amendment also provided that Alerian, as holder of 7.5% of the outstanding membership interests of QMGP, will approve the QMLP GP Merger and take all actions and execute and deliver all documents necessary to effectuate the QMLP GP Merger.

The Support Agreement also adjusted the scheduled number of QMLP common units held by each QMLP common unitholder party thereto to reflect the pro rata distribution of QMLP common units to all QMLP common unitholders (as discussed above under "—Amendment to Merger Agreement").

The foregoing summary of the Support Agreement Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Support Agreement Amendment, a copy of which was filed as Exhibit 10.61 to PostRock’s Registration Statement on Form S-4 filed on October 6, 2009 and is incorporated herein by reference.

Cautionary Statements

Pursuant to the rules and regulations of the SEC, QELP has filed with the SEC the Original Agreement, the Merger Agreement Amendment, the Support Agreement and the Support Agreement Amendment. The agreements have been filed to provide investors with information regarding their respective terms. The agreements are not intended to be a source of factual, business or operational information about PostRock, QRCP, QELP or QMLP. That kind of information can be found in PostRock's Registration Statement on Form S-4 filed with the SEC on October 6, 2009, which includes a preliminary joint proxy statement/prospectus, and in the periodic reports of each of QRCP and QELP filed with the SEC. Except as may be expressly provided in the agreements, QRCP stockholders, QELP unitholders and QMLP unitholders are not third party beneficiaries of the agreements and may not directly enforce any of their terms or conditions. The parties’ representations, warranties and covenants in the agreements were made as of specific dates and only for purposes of the agreements and may be subject to important exceptions and limitations, including contractual standards of materiality different from that generally relevant to investors. In addition, representations and warranties may have been included in the agreements for the purpose of allocating closing risk between the parties to the agreements, rather than to establish matters as facts. Certain of the representations, warranties and covenants in the agreements, as amended, may be qualified by information each of QRCP and QELP filed with the SEC prior to the date of the agreements, as well as by disclosure schedules QRCP, QELP and QMLP, as applicable, may have delivered to other parties prior to signing the agreements. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the respective agreement or amendment, and this information may not be fully reflected in QRCP’s and QELP’s public disclosures. Accordingly, investors should not rely on the representations, warranties and covenants in the agreements, as amended, as characterizations of the actual state of facts about QRCP, QELP, QMLP, PostRock or their respective business or operations on the date hereof.

In connection with the proposed Recombination, PostRock filed a Registration Statement on Form S-4 with the SEC on October 6, 2009. The Registration Statement covers the shares of PostRock common stock to be issued to QRCP stockholders, QELP common unitholders (other than QRCP) and QMLP common unitholders at the completion of the Recombination and includes a preliminary joint proxy statement/prospectus. INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/ PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES TO THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT. A definitive joint proxy statement/prospectus will be sent to QELP common unitholders (other than QRCP) seeking their approval and adoption of the Merger Agreement and the QELP Merger and common unitholders may obtain a free copy of the joint proxy statement/prospectus (when available) and other documents containing information about the parties to the Merger Agreement, without charge, at the SEC’s website at www.sec.gov. Copies of the Registration Statement and the definitive joint proxy statement/prospectus (when available) may also be obtained for free by contacting QELP at Quest Energy Partners, L.P., Attn: Jack Collins, 210 Park Avenue, Suite 2750, Oklahoma City, OK 73102; Telephone: (405) 600-7704.

Participants in Solicitation

QELP and its directors, officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its common unitholders (other than QRCP) in respect of the QELP Merger. Information about these persons can be found in PostRock's Registration Statement on Form S-4 filed with the SEC on October 6, 2009 and QELP’s annual report on Form 10-K/A for the year ended December 31, 2008 as filed with the SEC on July 29, 2009. Additional information about the interests of such persons in the solicitation of proxies in respect of the QELP Merger will be included in the definitive joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transactions contemplated by the Merger Agreement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1

First Amendment dated as of October 2, 2009 to the Agreement and Plan of Merger, dated as of July 2, 2009, by and among New Quest Holdings Corp. (n/k/a PostRock Energy Corporation), Quest Resource Corporation, Quest Midstream Partners, L.P., Quest Energy Partners, L.P., Quest Midstream GP, LLC, Quest Energy GP, LLC, Quest Resource Acquisition Corp., Quest Energy Acquisition, LLC, Quest Midstream Holdings Corp. and Quest Midstream Acquisition, LLC (incorporated herein by reference to Exhibit 2.2 to PostRock Energy Corporation’s Registration Statement on Form S-4 filed on October 6, 2009).

10.1

First Amendment dated as of October 2, 2009 to the Support Agreement, dated as of July 2, 2009, by and among Quest Resource Corporation, Quest Energy Partners, L.P., Quest Midstream Partners, L.P., Alerian Opportunity Partners IV, LP, Alerian Opportunity Partners IX, LP and certain other unitholders of Quest Midstream Partners, L.P. party thereto (incorporated herein by reference to Exhibit 10.61 to PostRock Energy Corporation’s Registration Statement on Form S-4 filed on October 6, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST ENERGY PARTNERS, L.P. By: Quest Energy GP, LLC, its General Partner

Jack T. Collins
By:	Jack T. Collins
Executive Vice President, Finance/Corporate Development

Date: October 8, 2009